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Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                           May 31, 2000
Current Due Period Ending                            Jun 30, 2000
Prior Distribution Date                              Jun 14, 2000
Distribution Date                                    Jul 14, 2000


Beginning Trust Principal Receivables             4,131,422,050.0
                                                                6
Average Principal Receivables                     4,131,293,701.2
                                                                5
FC&A Collections (Includes Recoveries)              71,964,318.63
Principal Collections                              123,101,347.90
Additional Balances                                 47,128,338.37
Net Principal Collections                           75,973,009.53
Defaulted Amount                                    28,523,095.74
Miscellaneous Payments                                       0.00
Principal Recoveries                                 4,328,779.00

Beginning Participation Invested Amount            361,173,666.41
Beginning Participation Unpaid Principal Balance   361,173,666.41
Ending Participation Invested Amount               352,038,212.92
Ending Participation Unpaid Principal Balance      352,038,212.92

Accelerated Amortization Date                        Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No                0

OC Balance as % of Ending Participation Invested           8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  361,173,666.41
Numerator for Fixed Allocation                     370,592,101.29
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5
Applicable Allocation Percentage                          8.7424%
Investor FC&A Collections                            6,291,398.94

Series Participation Interest Default Amount
Numerator for Floating Allocation                  361,173,666.41
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5
Floating Allocation Percentage                            8.7424%
Series Participation Interest Default Amount         2,493,599.30


Principal Allocation Components
Numerator for Floating Allocation                  361,173,666.41
Numerator for Fixed Allocation                     370,592,101.29
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                8.0000%
(c) Rate Sufficient to Cover Interest, Yield and          7.0527%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           361,173,666.41
Principal Balance
(e) Actual days in the Interest Period                         30
Series Participation Monthly Interest, [a*d*e]       2,407,824.44

Series Participation Interest Interest Shortfall             0.00
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]    9,135,453.49

(a) Investor Principal Collections, [Max(b,h) or     6,641,854.19
e]
(b) prior to Accelerated Amort. Date or not Early 6,641,854.19 Amort. Period, [c*d]
(c) Floating Allocation Percentage                        8.7424%
(d) Net Principal Collections                       75,973,009.53
(e) after Accelerated Amort Date or Early Amort     11,042,639.54
Period, [f*g]
(f) Fixed Allocation Percentage                           8.9704%
(g) Collections of Principal
                                                   123,101,347.90

(h) Minimum Principal Amount, [Min(i,l)]             4,007,526.70
(i)  Floating Allocation Percentage of Principal    10,761,995.73
Collections
(j)  1.8% of the Series Participation Interest       6,501,126.00
Invested Amount
(k) Series Participation Interest Net Default        2,493,599.30
Payment Amount
(l)  the excess of (j) over (k)                      4,007,526.70

(m) Series Participation Interest Net Default        2,493,599.30
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections      6,291,398.94
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       2,407,824.44
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         2,493,599.30
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   601,956.11
Excess [Sec. 4.11(a)(vi)]                              788,019.09

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest
                                                 1,432,997,131.09

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Series 1996-2  Owner Trust Calculations
Due Period                                             June 2000
Payment Date                                        Jul 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,135,453.49
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover Charge          0.00
offs

Accelerated Principal Payment                          75,244.51

Series Participation Interest Monthly Interest      2,407,824.44

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,138,288.36
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           241,407.49
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           318,274.30
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             238,944.41
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        110,537.20
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      4,673,229.12
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance         985,386.56
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,280,772.31
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           931,249.86
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to Sec.          0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       411,095.40
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           853,720.24
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            75,244.51
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             285,128.17
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       853,720.24
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           75,244.51
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       778,475.73
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,110.95


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Household Consumer

Loan Trust, 1996-2
Series 1996-2  Owner Trust Calculations
Due Period Ending        Jun 30, 2000
Payment Date             Jul 17, 2000


Calculation of Interest Expense


Index (LIBOR)          6.651250%

Accrual end date,        Jul 17, 2000

accrual beginning date   Jun 15, 2000

and days in Interest Period        32


                       Class A-1  Class A-2  Class A-3  Class B  Certificates  Overcoll
                                                                               Amount
Beginning Unpaid      187,733,100 38,957,636 50,635,826 36,817,321 16,252,815  30,776,968
Principal Balance

Previously unpaid               0          0          0          0          0
interest/yield

Spread to index             0.17%      0.32%      0.42%      0.65%      1.00%

Rate (capped at 13%,    6.821250%  6.971250%  7.071250%  7.301250%
7.651250%
15%, 15%, 15%, 16%)

Interest/Yield          1,138,288    241,407    318,274    238,944    110,537
Payable on the
Principal Balance

Interest on                     0          0          0          0         0
previously unpaid
interest/yield

Interest/Yield Due      1,138,288    241,407    318,274    238,944   110,537

Interest/Yield Paid     1,138,288    241,407    318,274    238,944   110,537



Summary



Beginning Security    187,733,100 38,957,636 50,635,826 36,817,321 16,252,815  30,776,968
Balance

Beginning Adjusted    187,733,100 38,957,636 50,635,826 36,817,321 16,252,815
Balance

Principal Paid          4,748,474    985,387  1,280,772    931,250    411,095     853,720

Ending Security       182,984,626 37,972,250 49,355,053 35,886,071 15,841,720  29,998,493
Balance

Ending Adjusted       182,984,626 37,972,250 49,355,053 35,886,071 15,841,720
Balance

Ending Certificate                                                          0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance      183,059,871 37,972,250 49,355,053 35,886,071 15,841,720


Minimum Adjusted                 18,800,000 24,500,000  17,800,000  7,900,000  14,800,000
Balance

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Certificate Minimum                                                10,668,166
Balance

Ending OC Amount as                                                            24,901,770
Holdback Amount

Ending OC Amount as                                                             5,096,723
Accelerated Prin Pmts


Beginning Net Charge            0          0          0          0          0           0
offs

Reversals                       0          0          0          0          0           0

Charge offs                     0          0          0          0          0           0

Ending Net Charge               0          0          0          0          0           0
Offs


Interest/Yield Paid    $1.4336125 $4.6211235  $4.6873976 $4.8398706 $2.9967250
per $1000

Principal Paid per    $5.9804454 $18.8626830 $18.8626261 $18.8626668 $11.1450252
$1000

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